UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2017

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events

On June 1, 2017, TC PipeLines, LP (the “Partnership”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that the Partnership, through its subsidiary TC PipeLines Intermediate Limited Partnership, completed the previously announced acquisitions of a 49.34 percent interest in Iroquois Gas Transmission System, L.P. (“Iroquois”) from subsidiaries of TransCanada Corporation (“TransCanada”)  together with TransCanada’s remaining 11.81% percent interest in the Portland Natural Gas Transmission System (“PNGTS”) for a total purchase price of approximately $765 million, plus working capital adjustments.

On January 4, 2016, the Partnership filed a Current Report on Form 8-K to report under Item 2.01 thereof that the Partnership, through its subsidiary TC PipeLines Intermediate Limited Partnership, completed on January 1, 2016, the previously announced $ 228 million acquisition of a 49.9 percent interest in PNGTS.

Acquisitions by the Partnership from TransCanada  are considered common control transactions. When businesses that will be consolidated are acquired from TransCanada by the Partnership, the historical financial statements are required to be recast, to include the acquired entities for all periods presented.

The initial acquisition of a 49.9 percent interest in PNGTS on January 1, 2016 and additional 11.81 percent on June 1, 2017 (collectively, the PNGTS Acquisitions), which resulted in the Partnership owning 61.71 percent of PNGTS were accounted for as transaction between entities under common control, which are required to be accounted for as if the PNGTS Acquisitions had occurred at the beginning of the year, with financial statements for prior periods retrospectively recast to furnish comparative information. Exhibits 99.1 to 99.6, included in this Current Report on Form 8-K, give retroactive effect of the PNGTS Acquisitions through the consolidation of PNGTS for all the periods presented.

The Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 28, 2017 (the “2016 Form 10-K”) and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (the “March 31, 2017 Form 10-Q”), filed with the SEC on May 4, 2017 are hereby recast by this Current Report on Form 8-K as follows:

2016 Form 10-K:

•                  The Selected Financial Data included herein as Exhibit 99.1 supersedes Part II, Item 6 of the 2016 Form 10-K

•                  The Partnership’s Audited Consolidated Financial Statements and Notes thereto for the year ended December 31, 2016 included herein as Exhibit 99.2 supersede the Partnership’s 2016 Audited Consolidated Financial Statements and Notes thereto  for the year ended December 31, 2016 included in Part II, Item 8 of the 2016 Form 10-K

•                  The Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Quantitative and Qualitative Disclosures About Market Risk included herein as Exhibit 99.3 supersede Part II, Item 7 and Item 7A, respectively of the 2016 Form 10-K

•                  The Computation of Ratio of Earnings to Fixed Charges included herein as Exhibit 99.4 supersedes the Computation of Ratio of Earnings to Fixed Charges filed as Exhibit 12.1 of the 2016 Form 10-K

March 31, 2017 Form 10-Q:

•                  The Partnership’s Unaudited Consolidated Financial Statements and Notes thereto for the quarter ended March 31, 2017 included herein as Exhibit 99.5 supersede Part I, Item 1 of the March 31, 2017 Form 10-Q

•                  The Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Quantitative and Qualitative Disclosures About Market Risk included herein as Exhibit 99.6 supersede Part I, Item 2 and 3, respectively of the March 31, 2017 Form 10-Q

When the Partnership acquires an asset or an investment from TransCanada, which will be accounted for by the equity method, the financial information is not required to be recast and the transaction is accounted for prospectively from the date of the acquisition. Accordingly, the Partnership’s acquisition of a 49.34 percent interest in Iroquois was accounted prospectively and did not form part of the consolidated financial statements included as Exhibits 99.2 and 99.5.

Item 9.01.  Financial Statements and Exhibits

(d)                                                      Exhibits

Exhibit No.	Description
23.1	TC Pipelines, LP Consent of Independent Registered Public Accounting Firm
99.1	Recast 2016 Form 10-K Item 6. Selected Financial Data
99.2	Recast Audited Consolidated Financial Statements and Notes thereto for the year ended December 31, 2016
99.3	Recast 2016 Form 10-K Item 7-Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 7A- Quantitative and Qualitative disclosures About Market Risk
99.4	Recast Computation of Ratio of Earnings to Fixed Charges
99.5	Recast Unaudited Consolidated Financial Statements and Notes thereto for the quarter ended March 31, 2017
99.6

Recast March 31, 2017 Form 10-Q Part 1, Item 2- Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 3- Quantitative and Qualitative Disclosures About Market Risk

101	The consolidated financial statements and notes thereto included in this Current Report on Form 8-K of TC PipeLines, LP formatted in eXtensible Business Reporting Language (XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc.,
its general partner

By:	/s/ Nathaniel A. Brown
Controller
TC PipeLines GP, Inc. (Principal Financial Officer)

Dated:  August 3, 2017

EXHIBIT INDEX

Exhibit No.	Description
23.1	TC Pipelines, LP Consent of Independent Registered Public Accounting Firm
99.1	Recast 2016 Form 10-K Item 6. Selected Financial Data
99.2	Recast Audited Consolidated Financial Statements and Notes thereto for the year ended December 31, 2016
99.3	Recast 2016 Form 10-K Item 7-Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 7A- Quantitative and Qualitative disclosures About Market Risk
99.4	Recast Computation of Ratio of Earnings to Fixed Charges
99.5	Recast Unaudited Consolidated Financial Statements and Notes thereto for the quarter ended March 31, 2017
99.6

Recast March 31, 2017 Form 10-Q Part 1, Item 2- Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 3- Quantitative and Qualitative disclosures About Market Risk

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.